                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  May 31, 1996
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                Date of Report (Date of earliest event reported)


                                 MASCOTECH, INC
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            (Exact name of registrant as specified in its charter)

         Delaware                    1-12068              38-2513957
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       (State or other           (Commission File        (IRS Employer
      jurisdiction of            Number)                  Identification
      incorporation)                                    Number)



        21001 Van Born Road, Taylor, Michigan                   48180
   -------------------------------------------                ----------
      (address of principal executive offices)                (Zip Code)



                                (313) 274-7405
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              (Registrant's telephone number, including area code)

     Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

               Pursuant to the Stock Purchase Agreement dated May 31, 1996 among the Registrant, Tower Automotive, Inc., a Delaware corporation ("TAI"), and R.J. Tower Corporation, a Michigan corporation ("Tower") and a wholly-owned subsidiary of TAI, the Registrant sold to Tower all of the issued and outstanding capital stock of MascoTech Stamping Technologies, Inc., a Delaware corporation ("MSTI") and a wholly-owned subsidiary of the Registrant. MSTI's assets are located in Rochester Hills, Michigan, Kendallville, Indiana, Upper Sandusky, Ohio and Bluffton, Ohio.

          The aggregate purchase price for all of the issued and outstanding capital stock of MSTI was approximately $76 million in cash, stock and warrants. In addition, the Registrant received a promissory note, in the principal amount of $5 million, which bears interest at the rate of 7% per annum and is payable approximately May 31, 1997 provided, however, such note is subject to reduction based on the operating profits of the MSTI facilities for the 12 month period ending May 31, 1997. Contingent consideration of up to an additional $25 million is payable during the three year period ending May 31, 1999 if the MSTI facilities achieve certain operating results over that period. The aggregate purchase price was arrived at through arm's length negotiations between the parties.

          The Pro Forma Financial Information included in Item 7 also includes the operations of another stamping facility previously operated by MSTI which was not part of the disposition reported herein, the business of which is being wound down by the Registrant with the assistance of Tower. Tower has agreed to share any wind down costs with the Registrant, and the business currently conducted at such facility is being moved in an orderly manner to other Tower facilities so as not to cause any disruption to the customers of such facility. Tower has agreed to purchase from the Registrant certain assets related to such business.


     Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

          (a) Unaudited Pro Forma Financial Information. The following unaudited pro forma financial information is included herein.

               Introduction

               Unaudited Pro Forma Consolidated Condensed Income Statement for the year ended December 31, 1995

               Unaudited Pro Forma Consolidated Condensed Income Statement for the three months ended March 31, 1996

               Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 1996

         (c)   Exhibits. The following exhibit is filed herewith:

                 2 Stock Purchase Agreement dated as of May 31, 1996, among Tower Automotive, Inc., R.J. Tower Corporation and MascoTech, Inc. Omitted schedules will be furnished supplementally to the Commission upon request.

                                MascoTech, Inc.

        Unaudited Pro Forma Consolidated Condensed Financial Statements


  The following unaudited pro forma consolidated condensed balance sheet and income statements give effect to the following transactions which have occurred or which are assumed to have occurred:

  - the assumed disposition for cash, except for known non-cash transactions, of the net assets of the remaining businesses held for disposition, resulting from the Company's decision in 1994 to dispose of certain non core operations, with the cash proceeds utilized to retire debt.

  - the assumed disposition of MascoTech Stamping Technologies, Inc. for cash, a note receivable, common stock and warrants with the cash proceeds utilized to retire debt. In addition any contingent consideration will be recorded when earned.

  The pro forma consolidated condensed financial statements reflect these transactions as if they had been completed with all proceeds (including related tax benefits) received at the beginning of the period presented for the consolidated condensed income statements and as of March 31, 1996 for the consolidated condensed balance sheet.

  The pro forma data does not purport to be indicative of the results which would actually have been reported if the transactions had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical financial statements of the Company and the related notes to such financial statements.

  Primary earnings per common share for the twelve months ended December 31, 1995 is based on 57.1 million weighted average shares of common stock and common stock equivalents outstanding. Fully diluted earnings per share is only presented when the assumed conversion of convertible securities is dilutive. Convertible securities did not have a dilutive effect on earnings per common share in 1995.

  Pro forma earnings per common share for the twelve months ended December 31, 1995 is based on the modified treasury stock method. Primary earnings per common share after adjustments is based on 58.6 million shares outstanding including approximately 2.4 million of common stock equivalents. Fully diluted earnings per common share after adjustments is based on 68.6 million shares outstanding including the assumed conversion of convertible securities into
10.0 million shares.

  Primary earnings per common share for the three months ended March 31, 1996 is calculated based on 68.2 million weighted average common and common equivalent shares outstanding.

  Fully diluted earnings per common share is only presented when the assumed conversion of convertible securities is dilutive. Since dilution occurs for the three months ended March 31, 1996, earnings per share attributable to common stock is presented on a fully diluted basis, however, earnings per share on income before the cumulative effect of an accounting change is anti-dilutive. Fully diluted earnings per common share for the three months ended March 31, 1996 is calculated based on 78.2 million weighted average common shares outstanding.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 MASCOTECH, INC.


                                                 By: /s/ Timothy Wadhams
                                                    ---------------------------
                                                    Timothy Wadhams
                                                    Vice President-Controller
                                                    and Treasurer

     Date:  June 17, 1996

                                MascoTech, Inc.
                Proforma Consolidated Condensed Income Statement
                      for the year ended December 31, 1995
                                  (unaudited)
              (amounts are in thousands except per share amounts)

                                                                                  Assumed
                                               Company         Assumed         Disposition of
                                              Historical     Disposition         MascoTech                 Pro Forma     Pro Forma
                                               12/31/95     of Operations  Stamping Technologies, Inc.    Adjustments     Adjusted
                                             -----------    -------------  ---------------------------    -----------    ----------
                                                                 (A)               (B)                        (C)
Net sales                                    $ 1,678,210        $ 468,280        $ 193,790                               $1,016,140
Cost of sales                                 (1,397,880)        (422,690)        (175,070)                                (800,120)
Selling, general and administrative
  expenses                                      (176,810)         (57,020)         (11,650)                                (108,140)
Gains on disposition of businesses, net            5,290            5,290                                                      ---
                                             -----------        ---------        ---------                  ---------    ----------
 Operating profit (loss)                         108,810           (6,140)           7,070                                  107,880

Other income (expense), net:
 Interest expense                                (49,900)             (10)           ---                    $  26,140       (23,750)
 Equity and interest income from
   affiliates                                     31,420             (280)           ---                                     31,700
 Gain from change in investment of
   an equity affiliate                             5,100              ---            ---                                      5,100
 Other, net                                        4,850             (880)            (280)                       350         6,360
                                             -----------        ---------        ---------                  ---------    ----------

Other income (expense), net                       (8,530)          (1,170)            (280)                    26,490        19,410
                                             -----------        ---------        ---------                  ---------    ----------

Income (loss) before income taxes
  (credit)                                       100,280           (7,310)           6,790                     26,490       127,290
Income taxes (credit)                             41,090           (2,190)           2,640                     10,600        51,240
                                             -----------        ---------        ---------                  ---------    ----------

Net income                                   $    59,190        $  (5,120)       $   4,150                  $  15,890    $   76,050
                                             ===========        =========        =========                  =========    ==========

Preferred stock dividends                    $    12,960                                                                 $   12,960
                                             ===========                                                                 ==========

Earnings attributable to common stock        $    46,230                                                                 $   63,090
                                             ===========                                                                 ==========

Per common share data:
 Primary                                          $  .81                                                                    $  1.10
                                                  ======                                                                    =======

 Fully diluted                                    $  .81                                                                    $  1.08
                                                  ======                                                                    =======

Primary shares outstanding                        57,050                                                                     58,600
                                                  ======                                                                    =======

Fully diluted shares outstanding                  57,050                                                                     68,600
                                                  ======                                                                    =======

                                MascoTech, Inc.
         Footnotes to Pro Forma Consolidated Condensed Income Statement
                      for the year ended December 31, 1995


(A)  To reflect the following:

  - elimination of the sales and directly allocable expenses related to the Company's businesses held for disposition;

  - the related tax credit at appropriate U.S. federal statutory tax rate including state and local taxes, net of federal tax benefit.

(B)  To reflect the following:

  - elimination of the sales and directly allocable expenses related to MascoTech Stamping Technologies, Inc.;

  - the related tax provision at appropriate U.S. federal statutory tax rate including state and local taxes, net of federal tax benefit.

(C)  To reflect the following:

  - interest savings from the use of assumed proceeds not received as of the beginning of the period, excluding common equity and notes received, of $357 million from the disposition of businesses (including related cash tax benefits ($74 million) on the loss) to retire outstanding bank debt;

  - the related tax provision on the pro forma adjustments at appropriate U.S. federal statutory rate including state and local taxes, net of federal tax benefit.

                                MascoTech, Inc.
                Proforma Consolidated Condensed Income Statement
                   for the three months ended March 31, 1996
                                  (unaudited)
              (amounts are in thousands except per share amounts)

                                                                                   Assumed
                                               Company         Assumed          Disposition of
                                              Historical     Disposition          MascoTech                  Pro Forma    Pro Forma
                                               03/31/96     of Operations    Stamping Technologies, Inc.    Adjustments    Adjusted
                                             -----------    -------------    ---------------------------    -----------   ----------
                                                                 (A)               (B)                           (C)

Net sales                                    $   373,920        $  43,250        $  53,130                               $  277,540
Cost of sales                                   (312,480)         (42,940)         (55,690)                                (213,850)
Selling, general and administrative
  expenses                                       (37,530)          (5,070)          (3,800)                                 (28,660)
Charge on disposition of businesses, net          (2,000)          (2,000)                                                    ---
                                             -----------        ---------        ---------                  ---------    ----------
 Operating profit (loss)                          21,910           (6,760)          (6,360)                                  35,030

Other income (expense), net:
 Interest expense                                 (7,930)           ---              ---                    $   3,370        (4,560)
 Equity and interest income from
   affiliates                                      6,650            ---              ---                                      6,650
 Other, net                                       (2,740)             150              150                         90        (2,950)
                                             -----------        ---------        ---------                  ---------    ----------

Other income (expense), net                       (4,020)             150              150                      3,460          (860)
                                             -----------        ---------        ---------                  ---------    ----------

Income (loss) before income taxes
  (credit) and cumulative effect of
  accounting change, net                          17,890           (6,610)          (6,210)                     3,460        34,170
Income taxes (credit)                              7,150           (2,290)          (2,080)                     1,380        12,900
                                             -----------        ---------        ---------                  ---------    ----------

Income (loss) before cumulative effect of
  accounting change, net                     $    10,740        $  (4,320)       $  (4,130)                 $   2,080    $   21,270
                                             ===========        =========        =========                  =========    ==========

Preferred stock dividends                    $     3,240                                                                 $    3,240
                                             ===========                                                                 ==========

Income attributable to common stock
  before cumulative effect of
  accounting change                          $     7,500                                                                 $   18,030
                                             ===========                                                                 ==========

Per common share data:
 Primary                                          $  .16                                                                    $   .32
                                                  ======                                                                    =======

 Fully diluted                                                                                                              $   .30
                                                                                                                            =======

Primary shares outstanding                        68,170                                                                     68,170
                                                  ======                                                                     ======

Fully diluted shares outstanding                  78,170                                                                     78,170
                                                  ======                                                                     ======


                                MascoTech, Inc.
         Footnotes to Pro Forma Consolidated Condensed Income Statement
                   for the three months ended March 31, 1996


(A)  To reflect the following:

  - elimination of the sales and directly allocable expenses related to the Company's businesses held for disposition;

  - the related tax credit at appropriate U.S. federal statutory tax rate including state and local taxes, net of federal tax benefit;

(B)  To reflect the following:

  - elimination of the sales and directly allocable expenses related to MascoTech Stamping Technologies, Inc.;

  - the related tax credit at appropriate U.S. federal statutory tax rate including state and local taxes, net of federal tax benefit.

(C)  To reflect the following:

  - interest savings from the use of assumed proceeds not received as of the beginning of the period, excluding common equity and notes received, of $253 million from the disposition of businesses (including related cash tax benefits ($74 million) on the loss) to retire outstanding bank debt;

  - the related tax provision on the pro forma adjustments at appropriate U.S. federal statutory rate including state and local taxes, net of federal tax benefit.

                                MascoTech, Inc.
                 Pro Forma Consolidated Condensed Balance Sheet
                              as of March 31, 1996
                                  (unaudited)
                           (amounts are in thousands)

                                                                             Assumed
                                                                           Disposition of
                                            Company         Assumed         MascoTech
                                           Historical     Disposition        Stamping          Pro Forma       Pro Forma
                                            3/31/96      of Businesses   Technologies, Inc.    Adjustments     Adjusted
                                           ----------    -------------   ------------------    -----------     ----------
ASSETS                                                        (A)               (B)               (C)
Current assets:
  Cash and cash investments                $    6,280                      $    (420)                            $    5,860
  Marketable Securities                         4,120                                                                 4,120
  Receivables                                 215,880                        (36,010)                               179,870
  Inventories                                  97,900                        (14,050)                                83,850
  Deferred and refundable income taxes         50,110        $ (38,000)         (180)                                11,930
  Prepaid expenses and deferred taxes          18,600            7,540        (9,120)                                17,020
  Net current assets of businesses held
   for disposition                             24,850          (24,850)
                                           ----------      -----------     ---------          ---------          ----------
    Total current assets                      417,740          (55,310)      (59,780)                               302,650

Equity and other investments in affiliates    240,820                                                               240,820
Property and equipment, net                   466,980                        (51,430)                               415,550
Excess of cost over net assets of acquired
 companies                                    117,790                        (47,290)                                70,500
Notes receivable and other assets              48,650                         (1,760)         $  20,500              67,390
Net non-current assets of businesses held
 for disposition                               21,290          (21,290)
                                           ----------      -----------     ---------          ---------          ----------
    Total assets                           $1,313,270      $   (76,600)    $(160,260)         $  20,500          $1,096,910
                                           ==========      ===========     =========          =========          ==========

LIABILITIES
Current Liabilities:
  Accounts Payable                         $   91,410                      $ (32,760)                            $   58,650
  Accrued liabilities                          94,280      $    43,120        (2,620)                               134,780
  Current portion of long-term debt             5,360                                                                 5,360
                                           ----------      -----------     ---------          ---------          ----------
    Total current liabilities                 191,050           43,120       (35,380)                               198,790

Long-term debt                                557,790         (122,500)                       $ (67,000)            368,290
Deferred income taxes and other long-term
   liabilities                                138,400            2,780        (4,000)            (6,000)            131,180
                                           ----------      -----------     ---------          ---------          ----------
    Total liabilities                         887,240          (76,600)      (39,380)           (73,000)            698,260

SHAREHOLDERS' EQUITY
Preferred Stock                                10,800                                                                10,800
Common Stock                                   55,390                                                                55,390
Paid-In Capital                               304,850                                                               304,850
Retained Earnings                              49,560                                           (27,380)             22,180
Cumulative Translation Adjustments              5,430                                                                 5,430
                                           ----------      -----------     ---------          ---------          ----------
    Total shareholders' equity                426,030                                           (27,380)            398,650
                                           ----------      -----------     ---------          ---------          ----------
    Total liabilities and shareholders'
     equity                                $1,313,270      $   (76,600)    $ (39,380)         $(100,380)         $1,096,910
                                           ==========      ===========     =========          =========          ==========

                                MascoTech, Inc.
           Footnote to Pro Forma Consolidated Condensed Balance Sheet
                              as of March 31, 1996


(A)  To reflect the following:

  - the disposition of net current and non-current assets of businesses held for disposition other than assets and liabilities retained;

  - the reduction of debt with the estimated cash proceeds (including related tax benefits) from the disposition of businesses.

(B)  To reflect the following:

  -  the disposition of MascoTech Stamping Technologies, Inc.

(C)  To reflect the following:

  - non-cash consideration of approximately $20 million, which consists principally of Tower common stock;

  - the reduction of debt with the cash proceeds from the sale of MascoTech Stamping Technologies, Inc.;

  - an after-tax loss of approximately $27 million related to the sale of MascoTech Stamping Technologies, Inc.

                                 EXHIBIT INDEX
    EXHIBIT
    NUMBER                         DESCRIPTION
    -------                        -----------

      2 Stock Purchase Agreement dated as of May 31, 1996, among Tower Automotive, Inc., R.J. Tower Corporation and MascoTech, Inc.